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                                                                   EXHIBIT 99.3


         NUMBER                                      VERTEX COMMUNICATIONS CORPORATION                                [SHARES]
         DS


INCORPORATED UNDER THE LAWS       THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ         CUSIP 925320 10 3
 OF THE STATE OF TEXAS

COMMON STOCK, $.10 PAR VALUE                                                                                        SEE REVERSE FOR
                                                                                                                    CERTAIN LEGENDS
This CERTIFIES That






is the OWNER of




                   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE  PAR VALUE $.10 PER SHARE OF

                                               VERTEX COMMUNICATIONS CORPORATION

(herein referred to as the "Corporation"), transferable on the books of the Corporation in the manner prescribed by law and in its by-laws by the said holder in person or by duly authorized attorney-in-fact, upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the
Corporation's Articles of Incorporation and any amendments thereto, copies of which are on file with the Corporation and its transfer agent, to all of which the holder, by acceptance hereof, assents.

     This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized President and its duly authorized Secretary and its facsimile seal to be hereunto affixed.



                                                                          Dated:


/s/ [ILLEGIBLE]
                                                                                   COUNTERSIGNED AND REGISTERED:
PRESIDENT                                                                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                                   TRANSFER AGENT
                                                                                                                   AND REGISTRAR
             /s/ [ILLEGIBLE]                        [SEAL]                         By

                  SECRETARY

                                                                                                              AUTHORIZED SIGNATURE

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                       VERTEX COMMUNICATIONS CORPORATION

     THE ARTICLES OF INCORPORATION, AS AMENDED AND RESTATED, OF THE CORPORATION
ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL
STATEMENT OF (A) THE DENIAL TO SHAREHOLDERS OF PREEMPTIVE RIGHTS TO ACQUIRE
UNISSUED OR TREASURY SHARES OR OTHER SECURITIES OF THE CORPORATION, AND (B) THE
DENIAL TO SHAREHOLDERS OF THE RIGHT OF CUMULATIVE VOTING. THE CORPORATION WILL
FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE
WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF
BUSINESS OR REGISTERED OFFICE OR THE OFFICE OF ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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     Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


--------------------------------------------------------------------------------
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



                                        ----------------------------------------
                                        Notice: the Signature(s) to this
                                        assignment must correspond with the
                                        name(s) as written upon the face of the
                                        certificate in every particular, without
                                        alteration or enlargement or any change
                                        whatever.




                                        ----------------------------------------
                                        SIGNATURE(S) MUST BE GUARANTEED BY A
                                        COMMERCIAL BANK OR TRUST COMPANY OR A
                                        MEMBER FIRM OF A MAJOR STOCK EXCHANGE.